Exhibit 10.2

ALLONGE #1 TO CONVERTIBLE PROMISSORY NOTE

Allonge #1 (this “Allonge”) to that certain Convertible Promissory Note (the “Convertible Promissory Note”) attached hereto as Exhibit 1 and made a part hereof in the principal amount of $70,000 dated September 26, 2019 from Bionik Laboratories Corp., as Maker (“Maker”), to Celeste Management, as Holder (“Holder”).

Maker and Holder agree that the Convertible Promissory Note shall be revised as follows:

1.                  The definition of “Maturity Date” in Section 1.1 of the Convertible Promissory Note shall be amended and replaced to read as follows:

““Maturity Date” shall mean the earlier of: (a) June 30, 2020 and (b) the consummation of a Qualified Financing but in no event earlier than December 31, 2019.”

Except as expressly reflected herein, the Convertible Promissory Note will remain in full force and effect. This Allonge is intended to be attached to and made a permanent part of the Convertible Promissory Note.

Dated as of the 30th day of March 2020.

Maker:	BIONIK LABORATORIES CORP.

	By:	/s/ Eric Dusseux
	Name:	Eric Dusseux
	Title:	CEO

Holder:	CELESTE MANAGEMENT

	By:	/s/ Dimitri Boulanger
	Name:	Dimitri Boulanger
	Title:	CEO

EXHIBIT A